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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 18, 2001



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)

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
            TEXAS                                        1-14029                            75-2744858

(State or other jurisdiction of                  (Commission file number)                (I.R.S. Employer
incorporation or organization)                                                         Identification Number)


             700 North Pearl Street, Suite 1900, Dallas, Texas                                 75201
               (Address of principal executive offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

                  On January 18, 2001, AMRESCO Capital Trust announced that it had completed the sale of its remaining commercial mortgage-backed securities at a net sales price of approximately $16.5 million. The press release relating thereto is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  99.1      Press Release, dated January 18, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 19, 2001
                                       AMRESCO CAPITAL TRUST



                                       By:    /s/ Thomas R. Lewis II
                                              ---------------------------------
                                              Thomas R. Lewis II
                                              Senior Vice President, Chief
                                              Financial and Accounting Officer


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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
99.1                Press Release, dated January 18, 2001
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